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                                EXHIBIT 10.11

                            SUBSCRIPTION AGREEMENT

                           FINANCIAL INTRANET, INC.


     Re:  Private  Placement  of  up  to  $1,700,000   principal  amount  of  7%
Convertible Promissory Notes and Warrants to purchase up to 3,333,333 shares of Common Stock in up to five separate tranches.

Dear Subscriber:

     Financial Intranet Inc. (the "Company") is offering 7% convertible promissory notes ("Promissory Notes", which include the Initial Notes and the Tranche Notes), warrants to purchase shares of common stock at an exercise price of $.40 per share (the "Initial Warrants") and warrants to purchase shares of common stock at an exercise price of $.60 per share (the "Tranche Warrants", and together with the Initial Warrants referred to as the "Warrants") for an aggregate offering price of $1,700,000 (the "Offering"). The offer consists of an initial purchase of a Promissory Note in the principal amount of $600,000 (the "Initial Note") and Initial Warrants to purchase 1,500,000 shares of Common Stock for a purchase price of $600,000. The later purchases will consist of separate tranches as follows: (i) a Promissory Note in the principal amount of $200,000 (a "Tranche Note") and a Tranche Warrant to purchase 333,333 shares of Common Stock for a purchase price of $200,000, (ii) a Promissory Note in the principal amount of $300,000 (a "Tranche Note") and a Tranche Warrant to purchase 500,000 shares of Common Stock, for a purchase price of $300,000, (iii) a Promissory Note in the principal amount of $300,000 (a "Tranche Note") and a Tranche Warrant to purchase 500,000 shares of Common Stock, for a purchase price of $300,000, and (iv) a Promissory Note in the principal amount of $300,000 (a "Tranche Note") and a Tranche Warrant to purchase 500,000 shares of Common Stock, for a purchase price of $300,000. The Promissory Notes and Warrants are being subscribed for on the terms and conditions set forth in this Agreement, the Guaranty (as defined below), the Pledge and Security Agreement (as defined below), and the Registration Rights Agreement.

     The undersigned ("Investor") has indicated its desire to participate in this private offering and to subscribe to and agree to purchase the Promissory Notes and the Warrants as set forth on the


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     signature   page  of  this   Agreement,   receipt  of  which  the   Company
acknowledges. The Company shall have the right to reject this subscription in whole or in part and to accept the subscription of a lesser amount.

                                  ARTICLE I

                Purchase and Sale of the Promissory Note and Warrants

     Section 1.1 Initial Closing. The Company will sell, and the Investor will buy, on the date indicated on the signature page of this Subscription Agreement (the "Initial Closing Date"), the Initial Note (attached as Exhibit B) and Initial Warrant (attached as Exhibit D) to purchase an aggregate of 1,500,000 shares of Common Stock, for the purchase price of SIX HUNDRED THOUSAND ($600,000) Dollars (the "Initial Purchase Price"), provided each of the conditions set forth in Section 1.5 below have been satisfied or waived in writing.

   Section 1.2       Subsequent Closings - Purchase \ Demand Provisions.

     (a) Upon the exercise of the Investor of one or more purchase options (according to the procedures set forth below, each a "Purchase Option"), or the exercise by the Company of one or more demand options (according to the procedures set forth below, each a "Demand Option"), the Company will sell, and the Investor will buy, on the closing dates for the tranches as set forth below (each referred to as a Closing Date) associated with such notice (as set forth below), a Tranche Note (attached as Exhibit C) and a Tranche Warrant (attached as Exhibit E), for the applicable purchase price with respect to each tranche provided each of the conditions set forth in this Section and Sections 1.5 and
1.6 below have been satisfied or waived in writing.

     (b) The Purchase Options and the Demand Options with respect to the second, third, fourth and fifth tranches may be exercised during the option periods set forth in (i) through (iv) below (the "Option Periods") as follows:

     (i) Second Tranche Option Period - Commencing on the effective date of the Registration Statement being filed by the Company pursuant to the Registration Rights Agreement (attached hereto as Exhibit I) (the "Effective Date") and terminating on the 30th calendar day following the Effective Date the Company may serve a Demand Notice or the Investor may serve a Purchase Notice, with respect to the purchase of a Tranche Note in the principal amount of $200,000 and a


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     Tranche  Warrant for the purchase of 333,333  shares of Common Stock for an aggregate purchase price of $200,000.

     (ii) Third Tranche Option Period - Commencing on the Closing Date for the second tranche and terminating on the 90th calendar day thereafter the Company may serve a Demand Notice or the Investor may serve a Purchase Notice with respect to the purchase of a Tranche Note in the principal amount of $300,000 and a Tranche Warrant for the purchase of 500,000 shares of Common Stock for an aggregate Purchase Price of $300,000.

     (iii) Fourth Tranche Option Period - Commencing on the Closing Date for the third tranche and terminating on the 90th calendar day thereafter the Company may serve a Demand Notice or the Investor may serve a Purchase Notice with respect to the purchase of a Tranche Note in the principal amount of $300,000 and a Tranche Warrant for the purchase of 500,000 shares of Common Stock for an aggregate purchase price of $300,000.

     (iv) Fifth Tranche Option Period - Commencing on the Closing Date for the fourth tranche and terminating on the 90th day thereafter the Company may serve a Demand Notice or the Investor may serve a Purchase Notice with respect to the purchase of a Tranche Note in the principal amount of $300,000 and a Tranche Warrant for the purchase of 500,000 shares of Common Stock for an aggregate purchase price of $300,000.

     (c) Each Purchase Option may be exercised by the Investor by facsimile delivery of a purchase notice (the "Purchase Notice") along with a certification that the Investor has satisfied all conditions precedent for such tranche to the Company and delivery of the applicable purchase price to Escrow Agent during the Option Period. Within five business days of the facsimile receipt of the Purchase Notice, (i) the Company shall deliver the original Tranche Note, the original Tranche Warrant along with a certification that the Company has satisfied all conditions precedent for such tranche, and (ii) the Investor shall deliver the purchase price, with respect to such tranche to The Goldstein Law Group, P.C. ("Escrow Agent").

     (d) Each Demand Option may be exercised by the Company  (subject to Section
6.2 below) by facsimile delivery of a demand notice (the "Demand Notice") along with a certification that the Company has satisfied all conditions precedent for such tranche to the Investor. Within five business days of facsimile receipt of the Demand Notice, (i) the Investor shall deliver the purchase price, and (ii) the Company shall deliver the original Tranche Note and the original Tranche Warrant with respect to such tranche to Escrow Agent.

     (e) In the event that the Investor fails to deliver the applicable purchase price within five business days after receipt of the Demand Notice and the Company has satisfied all of the conditions precedent to a closing for such tranche, the exercise price of the Initial Warrants shall increase to the greater of (i) $2.00 per share or (ii) the average closing bid price per share of Common Stock for the 10 trading days prior to the date of the Demand Notice as set forth below. The closing bid price shall be deemed to be the reported last bid price regular way as reported by Bloomberg LP or if unavailable, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the closing bid price as reported by NASDAQ or such other system then in use, or, if the Common Stock is not quoted by any such organization, the closing bid price in the over-the-counter market as furnished by the principal national securities exchange on which the Common Stock is traded (the "Closing Bid Price").

     The number of Initial Warrants subject to such increase in the exercise price in the event of such default is as follows:

     (i)  Default  with  respect  to  Second  Option  Period -  350,000  Initial
Warrants.

     (ii)  Default  with  respect  to  Third  Option  Period -  287,000  Initial
Warrants.

     (iii) Default with respect to Fourth Option Period - 192,500 Initial Warrants.

     (iv) Default with respect to Fifth Option Period - 94,500 Initial Warrants.

     In the event that the Investor defaults with respect to only part of the amount demanded in any Demand Notice, then the number of Initial Warrants subject to the increased exercise price shall be decreased prorata. Initial Warrants with such increased exercise price must be exercised prior to the exercise of any other Warrants issued hereunder. Such remedies shall be in addition to any other remedies that may be available to the Company.

     (f) In the event that the Company fails to deliver the original Tranche Notes and/or original Tranche Warrants within five business days after receipt of a Purchase Notice and the Investor has satisfied all of the conditions precedent to a closing for such tranche, the Company shall pay liquidated damages to the Investor through the issuance of a maximum of 350,000 additional Initial Warrants with an exercise price of the lower of (i) $.40 per share or
(ii) fifty percent of the average Closing Bid Price per share of Common Stock for the 10 trading days prior to the date of the Purchase Notice as determined under section (e). In the event that the Company defaults with respect to only part of the amount demanded in any Demand Notice or any Option Period, then the number of Initial Warrants which may be canceled shall be reduced prorata. Such remedies shall be in addition to any other remedies that may be available to the Investor.

     (g) Each Demand Notice and Purchase Notice may only be served during an Option Period provided each of the conditions set forth in Section 1.6 have been satisfied or waived in writing, and shall be deemed to be served on the business day it is received via facsimile between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time, or next such business day if after 5:00 p.m. Eastern Time.

     (h) Each Demand Notice and Purchase Notice must contain the following information: (i) applicable purchase price (based upon when exercised during the Option Period), (ii) the date of such notice, and (iii) authorized signature of the party making such notice. The Company, in each Demand Notice, must certify that it has satisfied each of the conditions precedent to a tranche closing have been satisfied.

     (i) The Company may not exercise a Demand Notice at any time when it is in default under this Agreement or any of the Exhibits attached hereto or the Pledgor is in default under the Pledge and Security Agreement or the Guarantor is in default under the Guaranty. The Investor may not exercise a Purchase Notice at any time when it is in default under this Agreement or any of the Exhibits attached hereto.

     Section 1.3 Form of Payment. The Investor shall pay the applicable purchase price by delivering good funds in United States Dollars by wire transfer to Escrow Agent, against delivery of the original Promissory Notes and Warrants for each Closing. The parties have entered into an Escrow Agreement annexed hereto as Exhibit F.

     Section 1.4 Wire Instructions. Wire instructions for Escrow Agent are as follows:

                  Chase Manhattan Bank, N.A. ABA No. 021000021

                  For the Account of:
                  United States Trust Company of New York
                  Account No. 920-1-073195

                  In favor of:
                  The Goldstein Law Group, P.C. Attorney Escrow Account Account No. 59-01405





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     Section 1.5 Initial Notes and Initial  Warrants - Initial Closing Date. The
right of the Company to receive the Initial Purchase Price from the Investor, and the right of the Investor to receive the Initial Note in the principal amount of $600,000 and Initial Warrants to purchase 1,500,000 shares of Common Stock is subject to the satisfaction (or written waiver) on the Initial Closing Date, of each of the following conditions:

     (i) acceptance by the Company, and the Investor, of this Agreement (including execution of the Statement of Accredited Investor Status attached hereto) and all duly executed Exhibits thereto by an authorized officer of the Company;

     (ii) delivery into escrow by the Investor of clear funds for the Initial Purchase Price (as more fully set forth in the Escrow Agreement attached hereto as Exhibit F);

     (iii) all representations, covenants, and warranties of the Investor and of the Company contained herein and in all Exhibits annexed hereto shall remain true and correct in all material respects as of the applicable Closing Date;

     (iv) the Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Promissory Notes and the Warrants, or shall have the availability of exemptions therefrom;

     (v) the sale and issuance of the Promissory Notes and Warrants, and the proposed issuance of the shares of Common Stock underlying the Promissory Notes (the "Underlying Shares") and the shares of Common Stock underlying the Warrants (the "Warrant Shares") shall be legally permitted by all laws and regulations to which the Investor and the Company are subject;

     (vi) delivery of the original Promissory Notes and Warrants as described herein;

     (vii) receipt by the Investor of an opinion of counsel of the Company as set forth in Exhibit J attached hereto, and instruction by the Company to the transfer agent (as set forth in Exhibit K annexed hereto);

     (viii) payment of all fees as set forth in Section 7.1 below provided that certificates representing the shares of Common Stock issuable to the placement agents are not required to be delivered by the Company as of the Closing Date but within 10 days of the Closing Date;

     (ix) the Pledgor (as defined in the Pledge Agreement) shall have deposited with Escrow Agent 1,500,000 shares of Common Stock pursuant to the terms of the executed Pledge and Security Agreement attached hereto as Exhibit G (the "Pledge Agreement"); Such shares will be pledged as collateral to secure the obligations of the Company under this Agreement pursuant to a Guaranty attached hereto as Exhibit H (the "Guaranty");

     (x) delivery in escrow of all of the Exhibits to this Agreement fully executed by the parties thereto;

     (xi) all representations, covenants, and warranties contained in all Exhibits annexed hereto shall remain true and correct in all material respects as of the applicable Closing Date; and

     (xii) delivery into escrow of a fully executed stock power and power of attorney (pursuant to the Pledge Agreement);

     Section 1.6 Tranche Notes and Tranche Warrants - Subsequent Closing Dates. The right of the Company to receive the purchase price from the Investor, and the right of the Investor to receive the Tranche Notes and Tranche Warrants in connection with the tranches is subject to the satisfaction (or written waiver) as of each Closing Date for the tranches, of each of conditions (iii) through
(viii), (xi), and (xii) as set forth in Section 1.5 ( provided that the representation regarding the number of shares of Common Stock issued and outstanding shall be adjusted to account for the issuance of additional shares of Common Stock in accordance with this Agreement); and the following additional conditions:

     (i) the Registration Statement described in Section 2.7 shall have been declared effective by the Securities and Exchange Commission and remain effective as of the Closing Date of each tranche;

     (ii) the Common Stock shall be listed for trading on the OTC Bulletin Board, NASDAQ or a national securities exchange, the Company shall be in full compliance with all of the listing requirements of such market or exchange and a delisting of the Common Stock shall not be pending which would result in the Common Stock not being listed on the OTC Bulletin Board, the NASDAQ or a national securities exchange, nor shall have the Company received notice threatening delisting of the Common Stock;

     (iii) the Company shall not have issued shares of Common Stock of the Company constituting more than 50% of the then outstanding share of Common Stock of the Company to any person or group of persons (as defined in Section 13d of the Securities Exchange Act of 1934), unless such shares of Common Stock have been issued to a Company whose shares of Common Stock are listed on the OTC Bulletin Board, NASDAQ or a national securities exchange or the Company consummates a merger or consolidation with another entity and the Common Stock of the surviving entity is listed on the OTC Bulletin Board, NASDAQ or a national securities exchange and such surviving entity expressly assumes the Company's obligations under this Agreement and the exhibits attached hereto;

     (iv) Michael Sheppard shall remain employed by the Company as President;

     (v) delivery into escrow by the Investor of clear funds for the purchase price of such tranche (as more fully set forth in the Escrow Agreement);

     (vi) the Company shall have complied with the covenant regarding the Use of Proceeds as set forth in Section 6.1; (vii) the average daily trading volume (as reported by Bloomberg, LP) of the Common Stock for the ten consecutive trading days immediately preceding the Closing Date for a tranche must exceed 90,000 shares, or the market cap of the Common Stock (based upon the closing bid price as reported by Bloomberg, LP) for the ten consecutive trading days immediately preceding the Closing Date for a tranche must exceed $60,000; and

     (viii) No breach of this Agreement or any Exhibit hereto shall have occurred as of the applicable Closing Date.

     Section 1.7 No Registration of Securities. The Promissory Notes and Warrants have not been registered under the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), or the laws of any state, and are being offered and sold by the Company in reliance upon an exemption from registration under Sections 4(2) of the Securities Act. Absent an exemption from registration contained in the federal or state securities laws, the issuance and sale of the Promissory Notes and Warrants would require registration, and the reliance upon such exemption is based upon the Investor 's representations, warranties, and agreements contained in this Agreement.

                                  ARTICLE II

      Description of Securities Contained in Promissory Notes and Warrants

     The following summary of the terms contained in the Promissory Notes and Warrants and the registration rights with respect to the Common Stock issuable upon conversion or exercise of the Securities is qualified in its entirety by the forms of Promissory Notes, Warrants and Registration Rights Agreement (Exhibit I)) attached to this agreement.

     Section 2.1 Promissory Notes. At the Initial Closing, the Company will issue an Initial Note substantially in the form of Exhibit B which will be convertible into Common Stock of the Company in the principal amount of $600,000, with $240,000 principal amount, and all accrued interest thereon, payable upon conversion by the holder thereof commencing February 16, 1999, and $360,000 principal amount, and all accrued interest thereon, payable upon conversion by the holder thereof commencing 90 days after the Initial Closing Date. The Company's obligations under the Initial Note shall be subject to a Guaranty in the form of Exhibit F and secured by the Pledge Agreement of 1,500,000 shares of Common Stock (with 600,000 shares of Common Stock as collateral for the Company's obligation payable on February 16, 1999, and 900,000 shares as collateral for the Company's obligation payable 90 days after the Initial Closing Date).

     At the Closing Date for each tranche, the Company will issue a Tranche Note substantially in the form of Exhibit C which will be convertible into Common Stock of the Company in the principal amount of $200,000 for the second tranche, and $300,000 for each of the third, fourth and fifth tranches.

     Section 2.2 Interest. The holders of each Promissory Note shall be entitled to receive interest, payable at the option of the Company in cash or registered Common Stock, at the rate of seven percent on the outstanding principal amount, per annum based upon a 365 day year commencing on the date such Promissory Note is issued, payable upon the conversion of the Promissory Note. Such interest shall be cumulative and shall be compounded on a yearly basis.

     Section 2.3 Conversion. The Initial Note may be converted with respect to $240,000 principal amount at any time on or after February 16, 1999 and the balance of $360,000 principal amount may be converted at any time commencing 90 days after the Initial Closing Date. The Tranche Notes in the aggregate principal amount of $1,100,000 may be converted, in whole or in part, at any time after issuance at the option of the holder. Notwithstanding anything else herein to the contrary, the holder of the Promissory Notes may not convert any Promissory Note to the extent that after such conversion, the number of shares of Common Stock beneficially owned by the holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Promissory Notes and unexercised portion of the Warrants issued to the holder and its affiliates as of the date of such conversion), would result in ownership by the Investor and its affiliates of 4.99% or more of the Company's issued and outstanding shares of Common Stock following such exercise or conversion. The foregoing restriction shall not be deemed to prohibit the holder of the Promissory Notes and Warrants from converting and/or exercising the Promissory Notes and/or Warrants such that the aggregate total number of shares of Common Stock issuable upon conversion and/or exercise over time is more than 4.99% of the then outstanding shares of Common Stock over time. This restriction shall be binding upon any transferee of the Promissory Notes or Warrants from the Investor.

     Section 2.4 Automatic Conversion. Three years from each Closing Date the Company shall be required to automatically convert any and all remaining outstanding principal amount and accrued interest of the Promissory Note issued on such Closing Date at the Conversion Price on such date into the Company's Common Stock (the "Automatic Conversion"). The 4.99% limitations set forth in Section 2.3 and in the Promissory Notes and Warrants shall not apply to the Automatic Conversion provision contained herein.

     Section 2.5 Conversion Price. The "Conversion Price" shall be the lessor of : (i) 75% of the average of the five lowest closing bid prices of the Common Stock during the 30 trading days ending on the trading day immediately preceding the Conversion Date, or (ii)(A) $.40 per share with respect to the Initial Note,
(B) $.50 per share with respect to the Tranche Note for Subsequent Closing in the principal amount of $200,000 and (C) $.60 per share with respect to the Tranche Notes for the Subsequent Closings in the principal amounts of $300,000. The closing bid price shall be deemed to be the reported last bid price regular way as reported by Bloomberg LP or if unavailable, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the closing bid price as reported by NASDAQ or such other system then in use, or, if the Common Stock is not quoted by any such organization, the closing bid price in the over-the-counter market as furnished by the principal national securities exchange on which the Common Stock is traded.

     Section 2.6 Warrants. The Warrants will entitle the holder to purchase shares of Common Stock at an exercise price per share of Common Stock (the "Warrant Shares") of $.40 for the Initial Warrants and $.60 for the Tranche Warrants. The applicable exercise price per share shall be further reduced by 15% of the difference between $.80 and the average closing bid price per share of Common Stock for the 10 trading days prior to the applicable Closing Date, if the average closing bid price is lower. The Warrants may be exercised for the period commencing upon the date the Warrants are issued, and ending five years thereafter.

     Section 2.7 Registration Rights. The Company and the Investor have executed the Registration Rights Agreement annexed hereto as Exhibit "I". The Company is required to file a registration statement (the "Registration Statement") under the Securities Act with respect to the shares of Common Stock issuable upon conversion of the Promissory Note (the "Underlying Shares") and exercise of the Warrants (the "Warrant Shares", the Warrant Shares and the Underlying Shares are collectively referred to as the "Registrable Shares").

                                 ARTICLE III

                          Investor's Representations

     Section 3.1 The Investor represents and warrants to the Company as follows:

     (a) The Investor has carefully read this Agreement, including certain risk factors and the Company's audited financial statements for the year ended December 31, 1997 (attached hereto as Exhibit A) and the forms of Registration Rights Agreement, Warrants, Guaranty, Pledge Agreement, Escrow Agreement, and Promissory Notes (collectively, the "Disclosure Materials"), all of which the Investor acknowledges have been provided to the Investor. The Investor has been given the opportunity to ask questions, and receive answers, concerning the terms and conditions of the sale of the Promissory Notes and Warrants and the Disclosure Materials and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the Investor desires in order to evaluate the investment. The Investor further acknowledges that he or she fully understands the Disclosure Materials. The Investor acknowledges that the Investor has received no representations or warranties from the Company or its employees or agents in making this investment decision except as set forth in this Agreement. The Investor has been informed of all facts pertaining to the Company as it may have required or believed desirable in connection with its investment (including access to the Certificate of Incorporation and By-Laws of the Company) and is not relying on any information concerning them not contained in the Disclosure Materials.

     (b) The Investor is aware that the purchase of the Promissory Notes and Warrants is a speculative investment involving a high degree of risk and that there is no guarantee that the Investor will realize any gain from this investment, and that the Investor could lose the total amount of the Investor's investment and that the Investor can bear the economic risk of such investment.

     (c) The Investor understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering of the Promissory Notes and Warrants for investment, or any recommendation or endorsement of this Offering of the Promissory Notes and Warrants. Any representation to the contrary is a criminal offense.

     (d) Without limiting the Investor's right to transfer, sell or assign the Promissory Notes, Warrants and Underlying Shares and Warrant Shares (provided such transfer, sale or assignment is in compliance with applicable law), the Investor is purchasing the Promissory Notes and Warrants for the Investor's own account, with the intention of holding the Promissory Notes and Warrants, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Promissory Notes and Warrants. The Investor understands that the Promissory Notes and Warrants are unregistered and may be required to be held until such time as they are registered under the Securities Act and any applicable state securities laws, or until such time as an exemption from such registration is available. The Investor agrees that (a) it will not offer, sell, pledge, hypothecate, or otherwise dispose of the Promissory Notes and Warrants unless such offer, sale, pledge, hypothecation or other disposition is (i) registered under the Securities Act, or (ii) such offer, sale, pledge, hypothecation or other disposition thereof does not violate the Securities Act.

     (e) The Investor agrees to the imprinting, so long as is required by this Section, of the following legend (or such substantially similar legend as is acceptable to the Investor and their counsel, the parties agreeing that any unacceptable legended securities shall be replaced promptly by and at the Company's cost) on the securities:

                                    Legend

          [FOR PROMISSORY NOTES AND WARRANTS] NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
     UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

          [ONLY FOR UNDERLYING SHARES AND WARRANT SHARES TO THE EXTENT THE RESALE THEREOF IS NOT COVERED BY AN EFFECTIVE REGISTRATION STATEMENT AT THE TIME OF CONVERSION, ISSUANCE OR EXERCISE] THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF
     ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR
     PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN

     ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.


     The Underlying Shares and/or Warrant Shares shall not contain the legend set forth above or any other restrictive legend if the conversion of the Promissory Notes, exercise of Warrants or other issuances of Underlying Shares and/or Warrant Shares, as the case may be, occurs at any time while a Registration Statement is effective under the Securities Act in connection with the resale of the shares of Common Stock or, in the event there is not an effective Registration Statement at such time, if in the opinion of counsel to the Company such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission (the "Commission")). The Company agrees that it will provide the Investor, upon request, with a certificate or certificates representing Underlying Shares and/or Warrant Shares, free from such legend at such time as such legend is no longer required hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

     Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit K hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investors to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and except as provided below, without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investors:

     (i) at any time after the effective date of the Registration Statement (the "Effective Date"), upon surrender of one or more certificates evidencing the Warrants, Promissory Notes, Underlying Shares or Warrant Shares that bear the aforementioned Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the aforementioned legend to replace those surrendered; provided that: (i) the Registration Statement shall then be effective; (ii) the Investor confirms to the transfer agent in writing (with a copy to the Company) that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; (iii) the Investor confirms to the transfer agent that the

     Investor has complied with the prospectus delivery requirement and (iv) with respect to the issuance of the Warrant Shares, the Investor has paid the Company the purchase price for such shares.

     (ii) at any time upon any surrender of one or more certificates evidencing Registrable Securities, that bear the aforementioned legend, to the extent accompanied by a notice requesting the issuance of new certificates free of such legend to replace those surrendered (and delivered a Form 144 if such form is required) and containing representations that (a) the Investor is permitted to dispose of such Registrable Securities, without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or some other exemption under the Securities Act, or (b) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities, in a manner other than pursuant to an effective registration statement, to a transferee who will upon such transfer be entitled to freely tradeable securities. The Company shall have counsel provide any and all opinions necessary for the sale under Rule 144.

     Any of the notices referred to above in this Section may be sent by facsimile to the Company's transfer agent, with a copy to the Company.

     (f) No legend other than the one specified in this Article has been or shall be placed on the share certificates representing the Common Stock, and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article.

     (g) Nothing in this Article shall affect in any way any of the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

     (h) Investor confirms that the Investor has the financial means to make the proposed investment, that the Investor has sufficient knowledge and experience in financial matters to evaluate the merits and risks of the transaction, and that the Investor is relying on advisers (including such attorneys, accountants and financial advisers as the Investor deem appropriate) to evaluate the merits and risks of the transaction on the Investor's behalf. Investor has had access to such professional advisors as the Investor deems necessary in connection with the evaluation, execution and delivery of this Agreement.

     (i) If the Investor is a partnership,  corporation,  trust or other entity,
(i) the Investor represents and warrants that it was not organized or reorganized for the specific purpose of acquiring Promissory Notes and Warrants, and (ii) the Investor has the full power and authority to execute this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

     (j) The address shown under the Investor's signature at the end of this Agreement is the Investor's principal residence if he or she is an individual or its principal business address if a corporation or other entity.

     (k) The Investor agrees to hold in strict confidence the information regarding the Company disclosed to Investor in the Disclosure Materials, shall not use such information for any purpose other than the evaluation of the Company's business, finances and operations, shall not reproduce such information in whole or in part except as the Company expressly authorizes, and shall not disclose, divulge, or otherwise furnish such information to anyone other than Investor's accountants, legal counsel or consultants, who are involved in evaluating or implementing the proposed transaction.

     (l) The Investor is an "accredited investor" as defined in section 2(15) of the Securities Act and Regulation D promulgated by the Securities and Exchange Commission thereunder and is not an "affiliate" of the Company as defined in Rule 144 of the Securities Act.

     (m) The Investor has not as of the date hereof, and covenants that on behalf of its affiliates and agents that neither the Investor nor any affiliate or agent of Investor will at any time in which the Investor or any affiliate of the Investor owns a Promissory Note which has not been converted into Common Stock or retains the right to exercise a Purchase Option, engage, directly or indirectly, in any short sales of, or hedging or arbitrage transactions with respect to the Common Stock or any other securities of the Company, or sell "put" options or similar instruments with respect to the Common Stock or any other securities of the Company; provided, however, that the undersigned may maintain a short position with respect to the shares of Common Stock issuable upon conversion of the Promissory Note and provided that such short position (i) is not commenced earlier than the date of the delivery of a Conversion Notice (as defined in the Promissory Note) and (ii) does not exceed the number of shares subject to such Conversion Notice.


                                  ARTICLE IV

                          Company's Representations



     The Company represents and warrants to the Investor as follows:

     Section 4.1 Organization. The Company is a corporation duly organized and existing in good standing under the laws of the jurisdictions in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise in any material respect interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement, the Pledge Agreement, the Escrow Agreement, the Promissory Notes or the Warrants in any material respect.

     Section 4.2 Authorization. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Pledge Agreement, the Escrow Agreement, the Registration Rights Agreement, to issue and sell the Promissory Notes and the Warrants and to issue the Registrable Shares in accordance with the terms of the Promissory Notes and the Warrants, (ii) the execution, delivery and performance of this Agreement, the Pledge Agreement, the Registration Rights Agreement, the Escrow Agreement, the Promissory Notes and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement, the Pledge Agreement, the Registration Rights Agreement, the Escrow Agreement, the Warrants, and the Promissory Notes have been duly and validly authorized, executed and delivered by the Company, and (iv) this Agreement, the Pledge Agreement, the Registration Rights Agreement, the Escrow Agreement, the Warrants and the Promissory Notes constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

     Section 4.3 Issuance. The Registrable Shares are all duly authorized and reserved for issuance, and in all cases upon issuance shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

     Section 4.4 No Conflict / No Violation. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation or Bylaws, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The Company is not in violation of its Certificate of Incorporation or other organizational documents, and the Company is not in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, in the aggregate or individually, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as the Investor owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which neither singly or in the aggregate would have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Pledge Agreement, the Escrow Agreement, the Registration Rights Agreement, the Promissory Notes or the Warrants in accordance with the terms hereof and thereof.

     Section 4.5 Listing. The shares of the Company's Common Stock are listed on the OTC Bulletin Board. The Company has received no notice, either written or oral, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all applicable requirements for the continuation of such listing, and the Company does not reasonably anticipate that the Common Stock will be delisted from the OTC Bulletin Board for the foreseeable future. The Company shall use its best efforts to continue to keep its stock listed on the OTC Bulletin Board, and comply with all of its listing requirements, or become listed on NASDAQ or a national securities comparable stock market or exchange.

     Section 4.6 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $0.001 par value per share, of which approximately 21,293,496 shares are issued and outstanding, and no shares of Preferred Stock are outstanding. All of the outstanding shares of Common Stock and Preferred Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. No shares of Common Stock are entitled to preemptive or similar rights. Except as specifically disclosed herein by the Company (including the exhibits attached hereto), there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever giving any person or entity any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company and except as disclosed herein or in the Disclosure Materials, no person or group of persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of five percent of the Common Stock.

     Section 4.7 Financial Statements. The Company has delivered or made available to the Investor true and complete copies of the Company's most recent audited financial statements and the Company's interim financial statements for the current fiscal year and its latest annual report (collectively referred to as "Financial Statements"). The Financial Statements do not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Financial Statements of the Company comply as to form in all material respects with applicable accounting requirements and all other applicable rules and regulations with respect thereto. Such Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended.

     Section 4.8 Valid Issuance. When issued and payment has been made therefor, the Promissory Notes, Warrants, Underlying Shares and Warrant Shares, sold to the Investor will be duly and validly issued, fully paid, and nonassessable. Neither the issuance of the Promissory Notes, Warrants, Underlying Shares and Warrant Shares, to the Investor, pursuant to, nor the Company's performance of its obligations under this Agreement, and all Exhibits annexed hereto will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon Promissory Notes, Warrants, Underlying Shares and Warrant Shares issued to the Investor, or any of the assets of the Company, or (ii) except as set forth in the Disclosure Materials, entitle the holders of outstanding capital stock to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company.

     Section 4.9 No Advertisements. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Promissory Notes, Warrants, Underlying Shares and Warrant Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Promissory Notes, Warrants, Underlying Shares and Warrant Shares under the Securities Act.

     Section 4.10 Articles of Incorporation and By Laws. The Company has furnished or made available to the Investor true and correct copies of the Company's Articles of Incorporation, as amended and in effect on the date hereof, and the Company's by-laws, as amended and in effect on the date hereof (the By-Laws).

     Section 4.11 No Integration. To the Company's knowledge, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement or pursuant to the Company's existing employee benefit plan, under circumstances that would require registration of the Common Stock under the Securities Act, or cause the offering of the Promissory Notes and Warrants pursuant to this Agreement to be integrated with prior or future offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, except that the Company makes no representation with respect to the sale by the Company of a promissory note and warrants for a purchase price of $500,000 in December 1998 or any public offering of the Company's Common Stock.

     The Company shall not and shall use its best efforts to ensure that no affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security of the Company that would be integrated with the offer or sale of the Promissory Notes and Warrants in a manner that would require the registration under the Securities Act of the issue, offer or sale of the Promissory Notes and Warrants to the Investor. The Promissory Notes and Warrants are being offered and sold pursuant to the terms hereunder, are not being offered and sold as part of a previously commenced private placement of securities, except that the Company makes no representation with respect to the sale by the Company of a promissory note and warrants for a purchase price of $500,000 in December 1998 or any public offering of the Company's Common Stock.

     Section 4.12 No Litigation. Except as set forth in the Financial Statements, there are no lawsuits or proceedings pending or to the knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would reasonably be expected to have a Material Adverse Effect. Except as set forth in the Financial Statements, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would be reasonably expected to result in a Material Adverse Effect.

     Section 4.13 Acknowledgment of Dilution. The Company is aware and acknowledges that issuance of Common Stock upon the conversion of the Promissory Note(s) and/or exercise of the Warrant(s), may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue (i) the Underlying Shares in accordance with the conversion rights in the Promissory Note(s), and (iii) the Warrant Shares in accordance with exercise rights in the Warrant(s) is unconditional and absolute regardless of the effect of any such dilution.

     Section 4.14 No Labor Disputes. The Company is not involved in any labor dispute, nor, to the knowledge of the Company, is any such dispute threatened which could reasonably be expected to have a Material Adverse Effect. None of the Company's employees is a member of a union and the Company believes that its relations with its employees are good.

     Section 4.15 Environmental Laws. The Company is (i) in compliance with any and all foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants and which the Company know is applicable to them ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business, and (iii) is in compliance with all terms and conditions of any such permit, license or approval.

     Section 4.16 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has no notice to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires, or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operation, of the Company.

     Section 4.17 Board of Directors. The board of directors of the Company has concluded, in its good faith business judgment, that the issuances of the securities of the Company in connection with this Agreement are in the best interests of the Company.

     Section 4.18 Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other intellectual property rights which it currently uses in connection with its business for which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). To the best knowledge of the Company, none of the Intellectual Property Rights infringe on any rights of any other Person, and the Company either owns or has duly licensed or otherwise acquired all necessary rights with respect to the Intellectual Property Rights. The Company has not received any notice from any third party of any claim of infringement by the Company of any of the Intellectual Property Rights, and has no reason to believe there is any basis for any such claim. To the best knowledge of the Company, there is no existing infringement by another Person on any of the Intellectual Property Rights.

     Section 4.19 Subsidiaries. Except for Financial Intranet Telcom, Inc. and as disclosed in the Financial Statements, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.






                                  ARTICLE V

                             Registration Rights

     Section 5.1 Registration Rights Agreement. The registration rights are more fully set forth in the Registration Rights Agreement, attached hereto as Exhibit G.

                                  ARTICLE VI

                           Covenants of the Company

     Section 6.1 Use of Proceeds. The Company will use the proceeds from the sale of the Promissory Notes and Warrants for general business purposes and not for the repayment of any judgment or currently outstanding promissory note.

     Section 6.2 NASDAQ Listing / 20% Rule Limitation. In the event shareholder consent is required pursuant to the rules of the principal market or exchange where the Common Stock is listed, for the below market issuance of shares of Common Stock exceeding twenty percent (20%) of the outstanding shares of Common Stock, the Company shall call a meeting of its shareholders, to be held no later than 60 calendar days after the Company becomes subject to such a requirement (the "Listing Date"), seeking shareholder approval of the below market issuances of shares of Common Stock (and securities convertible into and exercisable for Common Stock) to the Investor of an aggregate of 20% or more of the number of shares of Common Stock outstanding as of the Closing Date. In the event that the aforementioned proposal is not so approved with such 60 calendar day period, the Company shall seek a waiver from the NASDAQ (or such other principal market or exchange) for such below market issuances. In the event the Company does not receive such waiver within the earlier of ten calendar days after the aforementioned shareholders meeting, or 70 calendar days after the Listing Date, the Company shall either delist the Common Stock from such principal market or exchange and immediately (within two Trading Days thereafter) list the Common Stock on the OTC Bulletin Board (however, if the OTC Bulletin Board is then the principal market for the Common Stock the Company must make the payments as set forth below) or with respect to the aggregate shares of Common Stock issuable upon conversion of the Promissory Notes and exercise of the Warrants which exceed 20% of the Company's issued and outstanding shares of Common Stock as of the Closing Date (the "Excess Shares"), (assuming that the 70th calendar day after the Listing Date is the Conversion Date), the Company shall pay the Investor a sum equal to (i) the number of Excess Shares multiplied by the closing bid price per share of Common Stock as quoted on such principal market or exchange on such date minus (ii) the number of Excess Shares that are Warrant Shares multiplied by the Exercise Price. Upon making the payment described in this Section, that principal amount of the Promissory Notes and Warrants which are the subject of the aforementioned payment shall be delivered by the Investor to the Company and such portion of the Promissory Notes shall be deemed converted and such portion of the Warrants shall be deemed exercised with respect to the Excess Shares. In the event the Company does not obtain shareholder approval, or a waiver, as set forth herein, the Company shall not be permitted to serve a Demand Notice.

     Section 6.3 Restrictions on Future Financings. For a period of the later of one hundred twenty (120) days following (i) the last Closing Date, or (ii) upon the termination of the Company's right to exercise any additional Demand Options under Section 1.2, the Company may not issue additional shares of Common Stock or securities convertible into shares of Common Stock, unless such securities are being issued pursuant to the terms of this Agreement, or are subject to a one year statutory or contractual hold period or, if not subject to such a hold period, unless (i) the Investor no longer holds any Promissory Notes, Warrants, Underlying Shares, or Warrant Shares, and neither party has the right to serve a Demand Notice or Purchase Notice, or (ii) the Investor has been offered such securities (in writing via facsimile) for purchase for its own account on the same terms and conditions as are being offered to the third party, and the Investor has not accepted such offer within seven days of receipt of notice of such offer. Notwithstanding the foregoing, the restrictions set forth above do not apply to the following types of transactions by the Company: (1) "project financing" transactions, which provide for the issuance of non-recourse debt instruments in connection with the operation of the Company's business as presently conducted or as proposed to be conducted; and (2) a registered public offering of the Common Stock, provided that such offering provides for the registration of the Common Stock to be received by the Investor as a result of the exercise of the Warrants and conversion of the Promissory Notes or such shares of Common Stock are subject to an effective registration statement. Any restriction on future financings shall terminate upon the Investor's failure to deliver the applicable purchase price under Section 1.2

     Section 6.4 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect so long as any Registrable Securities remain outstanding and the Company shall comply in all material respects with the terms thereof.

     Section 6.5 Reservation of Common Stock. As of the date hereof, the Company has authorized and reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Underlying Shares and Warrant Shares; such amount of shares of Common Stock to be reserved shall be calculated based upon the Conversion Price and the Exercise Price therefor under the terms of this Agreement, the Promissory Notes and Warrants. The number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be so obligated to issue by reason of adjustments to the Promissory Notes and the Warrants.

     Section 6.6 Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

     Section 6.7 Notice of Certain Events Affecting Registration. The Company will immediately notify the Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the

     Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate. The Company will immediately make available to the Investor any such supplement or amendment to the related prospectus.

     Section 6.8 Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement.

     Section 6.9 Issuance of Underlying Shares and Warrant Shares. The issuance of the Warrant Shares pursuant to exercise of the Warrants and the Underlying Shares pursuant to the conversion of the Promissory Notes, shall be made in accordance with the provisions and requirements of Section 4(2) of the Securities Act, or Regulation D and any applicable state securities law.

     Section 6.10 Legal Opinion. The Company's independent counsel shall deliver to the Investor upon execution of this Agreement, and upon each Closing for a tranche (dated as of the date of such closing), an opinion in the form of Exhibit J annexed hereto. The Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to convert the Promissory Notes and/or exercise the Warrants, including, but not limited to, obtaining for the Investor an opinion of counsel, subject only to receipt of a notice of conversion (the "Notice of Conversion") in the form attached to the Initial Notes or the Tranche Notes, and/or subject only to a receipt of a notice of exercise in the form annexed to the Warrant, directing the Transfer Agent to remove the legend from the certificate.

     Section 6.11 Conversion of Promissory Notes and Exercise of Warrants. The Company will permit the Investor to exercise its right to convert the Promissory Notes, and/or exercise the Warrants, by telecopying an executed and completed Notice of Conversion, and/or Notice of Exercise to the

Company in accordance with the terms of the Promissory Notes and Warrant.

     Section 6.12 Increase in Authorized Shares. At such time as the Company would be, if a Notice of Conversion and/or notice of exercise (as the case may be) were to be delivered on such date, precluded from (a) converting in full all of the shares of the Promissory Note(s) that remain unconverted at such date (and paying any accrued but unpaid dividends in respect thereof in shares of Common Stock), or (b) honoring the exercise in full of the Warrants, due to the unavailability of a sufficient number of shares of authorized but unissued or re-acquired Common Stock, the Board of Directors of the Company shall promptly (and in any case within 60 calendar days from such date) hold a shareholders meeting in which the shareholders would vote for authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least a number of shares equal to the sum of (i) all shares of Common Stock then outstanding, (ii) the number of shares of Common Stock issuable on account of all outstanding warrants, options and convertible securities (other than the Promissory Notes and the Warrants) and on account of all shares reserved under any stock option, stock purchase, warrant or similar plan, (iii) 200% of the number of Underlying Shares as would then be issuable upon a conversion in full of the then outstanding shares of Promissory Notes and as payment of all future dividends thereon in shares of Common Stock in accordance with the terms of this Agreement and the Promissory Notes, and (iv) such number of Warrant Shares as would then be issuable upon the exercise in full of the Warrants. In connection therewith, the Board of Directors shall promptly (x) adopt proper resolutions authorizing such increase, (y) recommend to and otherwise use its best efforts to promptly and duly obtain shareholder approval to carry out such resolutions and (z) within three Business Days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase. In no way shall the aforementioned be deemed a waiver of the Company's obligations contained in Section 6.5 above.

     Section 6.16 Notice of Breaches. Each of the Company on the one hand, and the Investor on the other, shall give prompt written notice to the other of any breach by it of any representation, covenant, warranty or other agreement contained in this Agreement or any Exhibit annexed hereto, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation, covenant, or warranty or other agreement of such party, as the case may be, contained in this Agreement or any Exhibit annexed hereto, to be incorrect or breached as of such date. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in this Agreement or any Exhibit annexed hereto. Notwithstanding the generality of the foregoing, the Company shall promptly notify the Investor of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by this Agreement or any Exhibit annexed hereto, violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to Investor a copy of any written statement in support of or relating to such claim or notice.

     Section 6.17 Transfer of Intellectual Property Rights. Except in the ordinary course of the Company's business consistent with past practice or in connection with the sale of all or substantially all of the assets of the Company, the Company shall not transfer, sell or otherwise dispose of, any Intellectual Property Rights that are material to the Company's business, or allow any such Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and would otherwise expire).

     Section 6.18 Right of First Refusal. The Company shall grant the Investor a right of first refusal in respect of issuance of the Company's Common Stock or securities convertible into Common Stock at a price less than the then market price of the Common Stock on the date of such proposed issuance. The Investor must exercise such right of first refusal by providing notice to the Company within seven (7) days of receipt of the Company's written notice of its intention to sell Common Stock or securities convertible into Common Stock at a price less than the then market price of the Common Stock on the date of such proposed issuance (the "Company Notice"). The Investor's notice shall state its interest to purchase such securities on the same terms and conditions as stated in the Company Notice. The Company Notice shall also specify the terms of the proposed transaction. The Investor's right of first refusal expires upon the earlier to occur of (i) one hundred twenty (120) days after the last Closing Date, or (ii) the termination of the Investor's Demand Option.

                                 ARTICLE VII

                              Fees and Expenses

     Section 7.1 Fees and Expenses. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company agrees to pay on each Closing Date, out of the Purchase Price, fees, in cash payable out of escrow, to: (i) the Placement Agent Cardinal Capital Management, Inc., the sum equal to four and one half (4.5%) percent of the Purchase Price pursuant to this Agreement; (ii) the Placement Agent Josephberg, Grosz & Co., the sum equal to three and one half (3.5%) percent of the Purchase Price pursuant to this Agreement. In addition, on the Initial Closing Date, the Company will pay The Goldstein Law Group. P.C. the sum of $5,000 for the legal, administrative and escrow fees. In addition, on each Closing Date with respect to the second, third, fourth and fifth tranches, the Company will pay The

     Goldstein Law Group. P.C. the sum of $800 for the legal, administrative and escrow fees. If the fees of The Goldstein Law Group P.C. in connection with the closings of the second, third, fourth or fifth tranches or in connection with any amendments to this Agreement or the Exhibits attached hereto or with respect to any additional documents executed by the parties prior to the closings of the second, third, fourth or fifth tranches exceed the $800 payable with respect to a tranche, then the Company will pay The Goldstein Law Group P.C. the amount of such additional fee on such Closing Date.

     Placement Agent Cardinal Capital Management, Inc., as part of its fee shall also receive, on the Initial Closing Date, 15,000 shares of Common Stock and Tranche Warrants to purchase 75,000 shares of Common Stock at an exercise price equal to $0.60 per share of Common Stock and otherwise on terms set forth in the Common Stock Purchase Warrant included herein as Exhibit "C"; and the Placement Agent Josephberg, Grosz & Co., as part of its fee shall also receive 15,000 shares of Common Stock and Tranche Warrants to purchase 75,000 shares of Common Stock at an exercise price equal to $0.60 per share of Common Stock.

     On each Closing Date for a tranche: (i) Placement Agent Cardinal Capital Management, Inc., as part of its fee shall also receive, 1,727 shares of Common Stock for each $100,000 funded to the Company by the Investor and Tranche Warrants to purchase 10,000 shares of Common Stock on the Closing Date for each $100,000 funded on the second tranche and Tranche Warrants to purchase 8,333 shares of Common Stock on each Closing Date for each $100,000 funded on the third, fourth and fifth tranches; and (ii) Placement Agent Josephberg, Grosz & Co., as part of its fee shall also receive 1,727 shares of Common Stock for each $100,000 funded to the Company by the Investor and Tranche Warrants to purchase 10,000 shares of Common Stock on the Closing Date for each $100,000 funded on the second tranche and Tranche Warrants to purchase 8,333 shares of Common Stock on each Closing Date for each $100,000 funded on the third, fourth and fifth tranches. The Tranche Warrants will have an exercise price of $0.60 per share.



                                 ARTICLE VIII

                                Miscellaneous

     Section 8.1 No Waiver. No party shall be deemed to have waived any of his or her or its rights hereunder unless such waiver is in writing and signed by the party waiving said right.

     Section 8.2 Entire Agreement. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Agreement and any such instrument, which alone fully and completely expresses their agreement.

     Section 8.3 No Alteration. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

     Section 8.4 Execution. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

     Section 8.5 Choice of Laws. This Agreement will be construed and enforced exclusively in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law.

     Section 8.6 Jurisdiction. Any litigation based thereon, or arising out of, under, or in connection with, this agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Investor shall be brought and maintained exclusively in the Federal Courts of the state of New York without reference to its conflicts of laws rules or principles. The Company and the Investor hereby expressly and irrevocably submits to the exclusive jurisdiction of the Federal Court of the state of New York sitting in the Southern District for the purpose of any such litigation as set forth above. Each party further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. To the extent that the Investor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, The Investor hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other documents.

     Section 8.7 Notices. Any notice required by the provisions of this Agreement will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

                  i.       If to the Company, at:

                           Financial Intranet, Inc.
                           410 Saw Mill River Road
                           Ardsley, New York 10502
                           Attn.: Michael Sheppard
                           Tel: (914) 693-5060
                           Facsimile: (914) 693-5059

                           with a copy to:
                           Steven Schuster, Esq.
                           McLaughlin & Stern, LLP
                           260 Madison Avenue
                           New York, New York 10016
                           Tel: (212) 448-1100
                           Facsimile: (212) 448-0066

     Any delay in forwarding copy to Company counsel shall not be deemed a waiver of any obligation or rights set forth herein.

     ii. if to the Investor, to the address and facsimile as it appears on the signature page hereto.

                                  ARTICLE IX

                               Indemnification


     Section 9.1 Company Indemnification. The Company agrees to indemnify and hold harmless the Investor and each officer, director of the Investor or person, if any, who controls the Investor within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach, by the Company, of any term of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     Section 9.2 Investor Indemnification. The Investor agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach, by the Investor, of any term of this Agreement. This indemnity agreement will be in addition to any liability which the Investor or any subsequent assignee may otherwise have.

     Section 9.3 Procedure. Promptly after receipt by an indemnified party under this Article of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Article, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Article. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Article for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is one of the Investors, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Investors and the indemnifying party and the Investors shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Investor (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Investor, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Investor, which firm shall be designated in writing by the Investor). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

                     EXECUTION BY INVESTOR WHO IS A NATURAL PERSON


     IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this  Subscription
Agreement on this 8th day of February, 1999.

         Promissory Notes and Warrants of up to $1,700,000


         Exact Name in Which Title is to be Held


                                           (Signature)


                                    Zubair Kazi
                              Name (Please Print)



                      Residence: Number and Sreet


                      City State Country Postal Code



                      Social Security Number Telecopy Number


         Accepted this 8th day of February, 1999

                                         FINANCIAL INTRANET, INC.

                                         By:/s/Michael Sheppard

                EXECUTION BY INVESTOR WHICH IS A CORPORATION,
                             PARTNER, TRUST, ETC.


     IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this  Subscription
Agreement on this ____ day of ________, 1999.

     Promissory Notes and Warrants Subscribed for a maximum of $1,700,000

               Exact Name in Which Title is to be Held


                                        (Signature)


                                    Name (Please Print)


                     Title of Person Executing Agreement


                        Address: Number and Street


                              City State Zip Code

            _________________________________________________________________
                       Tax Identification Number Telecopy Number


         Accepted this ___ day of          , 1999.

                                         FINANCIAL INTRANET, INC.

                                         By:_____________________________

                          ACCREDITED INVESTOR STATUS


     1. Please check whether one or more of the following definitions of "accredited investor," if any, applies to you. If none of the following applies to you, please leave a blank.

     (a) A Bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

     (b) A Private Business Development Company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     (c) An organization described in Section 501(c)(3) of the Internal Revenue Code or corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

     (d) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000.

     (e) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

     (f) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Promissory Notes and Warrants, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

     (g) Any entity in which all of the equity owners are Accredited Investors.